                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                  CENTURY HILLCRESTE APARTMENT INVESTORS, L.P.
                        A CALIFORNIA LIMITED PARTNERSHIP
                (Name of Registrant as Specified In Its Charter)

                       EVEREST HILLCRESTE INVESTORS, LLC
                     a California Limited Liability Company
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                        SUPPLEMENT TO PROXY SOLICITATION
                                      FOR

                  CENTURY HILLCRESTE APARTMENT INVESTORS, L.P.

     EVEREST HILLCRESTE INVESTORS HAS INCREASED ITS OFFER TO PURCHASE THE CENTURY HILLCRESTE APARTMENTS TO $47 MILLION. In order to complete this sale (previously submitted for your approval) and liquidate your investment in this Partnership, we need your immediate response.

                          YOUR VOTE IS VERY IMPORTANT
                 IF YOU WANT TO LIQUIDATE YOUR INVESTMENT NOW!

Please consider the following facts:

     - EVEREST HAS RAISED THE PURCHASE PRICE IT IS OFFERING FOR THE CENTURY HILLCRESTE APARTMENTS FROM $40 MILLION TO $47 MILLION.

     - Everest's price exceeds by $2.3 million the highest proposal indicated by the general partner in its January 9, 1997 letter to Limited Partners (which other proposals are subject to unspecified contingencies and possible purchase price reductions). Everest has also been advised that the general partner told at least two of the bidders that the property was not for sale.

     - Everest's offer exceeds by $1.5 million the proceeds that would be available from a sale at the most recent appraisal of the property reported by the general partner (after deduction of an assumed 3% brokerage commission). The Partnership will pay no fees or commissions to Everest.

     - Everest's offer would result in an estimated liquidating distribution of $6.94 per Unit. This distribution, together with prior distributions from the Partnership, would equal approximately 122% of your original investment.

     - The managing general partner has been sued by the Partnership and the non-managing general partner for mismanagement of the Partnership's assets. The managing general partner and its affiliates agreed to pay over $600,000 to the Partnership to settle this lawsuit and relinquished the right to manage the property. The same managing general partner that opposes a sale of the property continues to manage the Partnership's affairs.

     - An IRA investor may spend $40-$50 per year to hold this investment and non-IRA investors may pay accountant's fees in excess of $100 per year.

     This letter has been prepared by Everest Hillcreste Investors, LLC (which is not affiliated with the general partners of the Partnership) and constitutes an amendment to the Proxy Statement dated December 12, 1996 sent by Everest regarding the proposed purchase by Everest of the Century Hillcreste Apartments. The terms of the offer described in the Proxy Statement are amended in the following manner only:

         1. The purchase price for the property has been increased from $40,000,000 to $47,000,000 and the estimated per unit proceeds (calculated on the basis stated in the Proxy Statement) to limited partners upon liquidation of the Partnership has increased from $5.97 to $6.94.

         2. Everest has replaced its financing for the purchase described in the Proxy Statement with an agreement to sell the property to Bay Apartment Communities, Inc., a New York Stock Exchange traded real estate investment trust. Bay will purchase the property at the same time, at the same purchase price ($47,000,000), and on the same terms as the purchase by Everest from the Partnership. Bay has advised Everest that it has sufficient liquid assets and existing lines of credit to finance the entire purchase price. Everest will receive from Bay an advisory fee equal to 0.43% of the purchase price and a due diligence fee not to exceed $50,000.

         3. The time for completing the purchase will no longer expire on January 15, 1997. Everest proposes to complete the purchase as soon as is possible after its approval by the Limited Partners. Under the Partnership Agreement the Special Limited Partner, an affiliate of the managing general partner, has a 45 day right (that is subject to termination in certain events) to match any approved offer to acquire the property. Everest is not able to confirm whether such right remains in effect.

         4. Everest's and Bay's obligation to purchase the property will be subject to the additional conditions that there are no unacceptable exceptions to title or contracts or conditions materially and adversely affecting the property, and the form of Purchase Agreement will be revised accordingly. The purchase contract calls for a closing 5 business days after signing.

     Another copy of the proxy card is enclosed for your convenience. Please complete the proxy card by using the enclosed postage-paid envelope.

     IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO SEND ANOTHER PROXY CARD.

     For more information or another copy of the Proxy Statement, please contact:

                               MORROW & CO., INC.
                         909 Third Avenue - 20th Floor
                            New York, NY 10022-4799
                                  800-566-9061

                                          Everest Hillcreste Investors, LLC
                                          February 5, 1997

                            PROXY OF LIMITED PARTNER

     The undersigned has received the Proxy Statement of Everest Hillcreste Investors, LLC, a California limited liability company ("Everest"), dated December 12, 1996, and supplemented February 5, 1997, relating to (1) authorization of Everest to notify National Partnership Investments Corp., the Managing General Partner of Century HillCreste Apartment Investors, L.P., a California limited partnership (the "Partnership"), to call a special meeting of Limited Partners (the "Special Meeting") of the Partnership; (2) a proposal to adopt a resolution at the Special Meeting approving the sale of the HillCreste Apartments now owned by the Partnership to Everest for a purchase price of $47,000,000 in cash (the "Proposed Sale"), which resolution will also include a request to the Managing General Partner to distribute the available proceeds of the Proposed Sale within 10 days of the completion of such sale or as soon thereafter as possible; (3) authorization of Everest to vote for adjournment and reconvening of the Special Meeting, if and to the extent necessary in the judgment of Everest, to solicit further votes to approve the Proposed Sale; and
(4) authorization of Everest to vote, in its discretion, upon such other matters as may properly come before the Special Meeting.

     The undersigned, hereby appoints W. Robert Kohorst and David I. Lesser as the proxy and attorney in fact of the undersigned, with full power of substitution, to vote all Units held by the undersigned as follows for all matters set forth in the above referenced Proxy Statement by signing and returning this Proxy:

 (1)  Authorization of Everest to notify the Managing General      Grant                 Withhold
      Partner to call a Special Meeting of the Limited           Authority              Authority
      Partners.................................................     [ ]                    [ ]

 (2)  Proposal to approve the sale of the HillCreste Apartments
      to Everest and to distribute the available proceeds of        For      Against     Abstain
      the Proposed Sale........................................     [ ]        [ ]         [ ]

 (3)  Adjournment and reconvening of the Special Meeting.......    Grant                 Withhold
                                                                 Authority              Authority
                                                                    [ ]                    [ ]

 (4)  Authorization of Everest to vote upon such other matters     Grant                 Withhold
      as may properly come before the Special Meeting..........  Authority              Authority
                                                                    [ ]                    [ ]

     THIS PROXY IS SOLICITED ON BEHALF OF EVEREST HILLCRESTE INVESTORS, LLC, WHICH IS NOT AFFILIATED WITH ANY OF THE GENERAL PARTNERS OF THE PARTNERSHIP. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                              Dated:  ___________ , 1997
                                              If joint ownership ALL PARTIES SHOULD SIGN

                                              -----------------------------------------------
                                              Signature of Investor
                                              -----------------------------------------------
                                              Print Name of Investor
                                              -----------------------------------------------
                                              Signature of Joint Investor (if any)
                                              -----------------------------------------------
                                              Print Name of Joint Investor (if any)

              PLEASE RETURN THIS PROXY CARD PROMPTLY BY USING THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                   PLACE IN U.S. MAIL OR FAX TO 212-754-8300

                               MORROW & CO., INC.
                                  800-566-9061

          By Mail:                                 By Hand/Overnight Delivery
          Proxy Services                           Century HillCreste Apartment Investors, LP
          P.O. Box 5336                            c/o Morrow & Co., Inc.
          New York, NY 10126-1445                  909 Third Avenue - 20th Floor
                                                   New York, NY 10022-4799